EXHIBIT 10.2
                                                                    ------------


                                    FORM OF

                           LOAN AND SECURITY AGREEMENT

                                     between

                         CASUAL MALE RETAIL GROUP, INC.

                                    as Lender

                                       and

                              LP INNOVATIONS, INC.

                                   as Borrower




                          _______________________, 2002

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE 1      INTERPRETATION................................................1
  Section 1.1  Definitions...................................................1
  Section 1.2  Rules of Construction.........................................4

ARTICLE 2      TERMS OF LOAN AND OBLIGATION..................................4
  Section 2.1  Terms of Loan.................................................4
  Section 2.2  Interest on Overdue Payments; Default Rate....................6
  Section 2.3  Prepayments of Principal......................................6
  Section 2.4  Time and Place of Payments....................................7
  Section 2.5  Application of Funds..........................................7
  Section 2.6  Payments to be Free of Deductions.............................7

ARTICLE 3      SECURITY INTERESTS; FURTHER ASSURANCES........................7
  Section 3.1  Grant of Security Interest....................................7
  Section 3.2  Other Collateral; Lien Perfection.............................8
  Section 3.3  Further Assurances............................................8
  Section 3.4  Locations of Collateral.......................................8
  Section 3.5  Protection of Collateral......................................8

ARTICLE 4      REPRESENTATIONS AND WARRANTIES................................8
  Section 4.1  Enforceable Obligations.......................................8
  Section 4.2  No Legal Bar..................................................9
  Section 4.3  Compliance with Laws; Licenses and Permits....................9
  Section 4.4  Location......................................................9
  Section 4.5  Organization and Qualification................................9
  Section 4.6  Corporate Power and Authority.................................9
  Section 4.7  Solvent Financial Condition...................................9
  Section 4.8  Taxes.........................................................9
  Section 4.9  Litigation...................................................10
  Section 4.10 No Defaults..................................................10
  Section 4.11 General Collateral Representation............................10
  Section 4.12 Disclosure...................................................10
  Section 4.13 Survival of Representations and Warranties...................11

ARTICLE 5      AFFIRMATIVE COVENANTS........................................11
  Section 5.1  Maintenance of Property; Insurance; Licenses.................11
  Section 5.2  Inspection of Property; Books and Records....................11
  Section 5.3  Notices......................................................11
  Section 5.4  Collateral...................................................11
  Section 5.5  Further Documents............................................12
  Section 5.6  Licenses and Permits.........................................12
  Section 5.7  Financial Statements.........................................12
  Section 5.8  Projections..................................................13

                                Table of Contents
                                -----------------
                                   (continued)
                                                                           Page
                                                                           ----

  Section 5.9  Conversion Shares............................................13
  Section 5.10 Other Information............................................13

ARTICLE 6      NEGATIVE COVENANTS...........................................13
  Section 6.1  Limitation on Liens..........................................13
  Section 6.2  Limitation on Sale of Assets.................................13
  Section 6.3  Change of Locations..........................................13
  Section 6.4  Mergers; Consolidations; Acquisitions........................14
  Section 6.5  Loans........................................................14
  Section 6.6  Total Indebtedness...........................................14
  Section 6.7  Capital Expenditures.........................................14
  Section 6.8  Operating Income.............................................14
  Section 6.9  Dividends....................................................14

ARTICLE 7      EVENTS OF DEFAULT AND REMEDIES...............................14
  Section 7.1  Events of Default............................................14
  Section 7.2  Remedies.....................................................16
  Section 7.3  Application of Proceeds......................................17
  Section 7.4  Set-Off......................................................17
  Section 7.5  Rights Cumulative; Waiver....................................17

ARTICLE 8      COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT............17
  Section 8.1  Disclaimer of Liability......................................17

ARTICLE 9      MISCELLANEOUS................................................18
  Section 9.1  Amendments and Waivers.......................................18
  Section 9.2  Notices......................................................18
  Section 9.3  Successors and Assigns.......................................18
  Section 9.4  Collection Costs.............................................18
  Section 9.5  Counterparts.................................................19
  Section 9.6  Governing Law................................................19
  Section 9.7  Consent to Jurisdiction......................................19
  Section 9.8  WAIVER OF JURY TRIAL.........................................19
  Section 9.9  Other Waivers................................................20
  Section 9.10 Power of Attorney............................................20
  Section 9.11 Indemnity....................................................20
  Section 9.12 Entire Agreement.............................................20
  Section 9.13 Interpretation...............................................20

                                Table of Contents
                                -----------------
                                   (continued)

EXHIBITS

      A     Form of Convertible Secured Promissory Note

SCHEDULES

      Schedule 1.1            Evidence of Previous Advancements

      Schedule 1.2            Permitted Liens

      Schedule 3.4            Locations of Collateral

      Schedule 4.2            Legal Bars

      Schedule 4.4            Location, ID Number, etc.

      Schedule 4.11(c)        UCC Filing Locations

                                     FORM OF
                           LOAN AND SECURITY AGREEMENT


      This LOAN AND SECURITY AGREEMENT (this "Agreement") is made this ____ day of ____________, 2002, by and between CASUAL MALE RETAIL GROUP, INC. (the "Lender"), a Delaware corporation, and LP INNOVATIONS, INC. (the "Borrower"), a Nevada corporation.

                             Preliminary Statements

      WHEREAS, the Borrower has been a wholly-owned subsidiary of the Lender, and the Lender now wishes to spin-off the shares of the Borrower to the stockholders of the Lender.

      WHEREAS, the Lender has made loans to the Borrower in the aggregate total amount of $1,000,000.00 (collectively the "Previous Advancements") each of which loans has been itemized by _______________.

      WHEREAS, the Borrower has requested that the Lender make an additional loan (the "New Loan") to the Borrower in the amount of $500,000.00 (the "Loan Amount").

      WHEREAS, the Lender has agreed in its sole discretion that it may make the New Loan in the Loan Amount if the Borrower enters into and delivers this Loan and Security Agreement governing amongst other things, the making of the New Loan, the repayment of the Previous Advancements and such New Loan and, if made, the granting of the security interest in the Collateral to the Lender to secure the Total Borrowings.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

                                   ARTICLE 1

                                 INTERPRETATION

    Section 1.1  Definitions. The following capitalized terms are defined as follows:

      "Business Day" means any day except a Saturday, Sunday or legal holiday on which commercial banking institutions are open for business in New York City.

      "Cash Flow" means, for any period of determination thereof, the following, each calculated for such period, without duplication: (i) EBITDA, less (ii) capital expenditures actually made in cash, less (iii) income and franchise taxes resulting from tax payments actually made and paid in cash, less interest paid on indebtedness (including the Total Borrowing), during such Period the amount of cash flow of the Borrower in excess of $25,000.00.

      "Collateral" has the meaning set forth in Section 3.1.

      "Common Stock" means the authorized common stock of the Borrower, par value $0.01 per share.

      "Conversion Date" has the meaning set forth in Section 2.1(c)(6).

      "Conversion Price" means $0.40 per share..

      "Conversion Shares" has the meaning set forth in Section 2.1(c)(6).

      "Default" means any event or condition the occurrence of which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

      "Default Rate" means an amount equal to the Interest Rate plus two percent (2.00%).

      "Distribution" means the distribution by the Lender of the common stock of the Borrower to stockholders of the Lender.

      "Distribution   Date"  means  the  date  on  which  the   Distribution  is
consummated.

      "Event of Default" has the meaning set forth in Article 7 hereof.

      "Excess Cash Flow" means, for any period of determination (i) Cash Flow, minus (ii) scheduled amortization of principal and interest and mandatory prepayments of any indebtedness (including the Total Borrowings), minus (iii) cash dividends and distribution paid (or accrued during such period) on capital stock as permitted hereunder, minus (iv) increases in working capital, and plus, decreases in working capital.

      "Interest Payment Dates" has the meaning set forth in Section 2.1(c)(4) herein.

      "Interest Rate" means a rate of interest equal to 12% per annum, compounded daily.

      "Lien" means in respect of property or assets, any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances.

      "Loan Amount" means $500,000.00, as more particularly described in the third "Whereas" clause of this Agreement.

      "Loan Documents" means this Agreement, the Note and the documentation listed on Schedule 1.1 hereto evidencing the Previous Advancements.

      "Maturity Date" means the one year anniversary of the Distribution Date.

      "New Loan" means the new loan in the Loan Amount requested by the Borrower.

      "Note" means the convertible secured promissory note executed by the Borrower in favor of the Lender, evidencing the Total Borrowings, such note to be in substantially the form of Exhibit A attached hereto.

      "Obligations" means, without limitation, the New Loan (if made), the Previous Advancements, all interest thereon and all other debts, obligations, or liabilities of every kind and description of the Borrower to the Lender, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all extensions and advancements of funds, all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by the Lender for the Borrower and the applications relating thereto, all indebtedness of the Borrower to the Lender, and all undertakings to take or refrain from taking any action. Obligations shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Sections 9.4.

      "Operating Income" means for any period of determination, the difference between the Borrower's revenues and the related costs and expenses; all itemized in accordance with GAAP but excluding income derived from sources other than its regular activities and before income deductions.

      "Other  Loan  Documents"  means  all  documents,  instruments,   financing
statements, certificates and other agreements executed in connection with the Loan Documents but excluding such Loan Documents.

      "Organizational ID Number" means the organizational identification number assigned to Borrower by the applicable governmental unit or agency of the State of Nevada.

      "Permitted Liens" means those liens set forth on Schedule 1.2 attached hereto.

      "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

      "Previous Advancements" means the aggregate amount of $1,000,000.00 advanced by the Lender to the Borrower from May 14, 2002 through, but not including, the Distribution Date as more particularly described on Schedule 1.1 hereto.

      "Proceeds" has the meaning provided in the Uniform Commercial Code.

      "Requirements of Law" means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Solvent" as to any Person, that such Person (i) owns property and assets the fair saleable value of which is greater than the amount required to pay all of such Person's indebtedness (including contingent debts), (ii) is able to pay all of its indebtedness as such indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

      "Total Borrowings" $1,500,000, being the aggregate of the New Loan, if and when made, and the Previous Advancements.

      "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in effect in the State of New York on the date hereof as it may be amended or revised.

       Section 1.2 Rules of Construction.

            (a) Use of Capitalized Terms. For purposes of this Agreement, unless the context otherwise requires, the capitalized terms used in this Agreement shall have the meanings herein assigned to them, and such definitions shall be applicable to both singular and plural forms of such terms. In addition, all terms defined in the Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

            (b) Construction. All references in this Agreement to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

            (c) Headings. All headings and titles contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

            (d) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (e)  Interpretation.   This  document  is  the  result  of  reasoned
negotiation between the parties and should not be construed against any party.

                                   ARTICLE 2

                          TERMS OF LOAN AND OBLIGATION

      Section 2.1 Terms of Loan.

            (a) Previous Advancements. The Borrower acknowledges the receipt of the Previous Advancements and its obligation to repay such loans in accordance with the terms of this Agreement, and hereby agrees to repay such Previous Advancements in accordance with the terms hereof. Any reference in this Agreement to the Total Borrowings shall include the Previous Advancements.

            (b) New Loan. Subject to and upon the terms and conditions of and in reliance upon the representations and warranties made in this Agreement, the Lender hereby agrees that it may, in its sole discretion, make the New Loan available to the Borrower in the Loan Amount on the Distribution Date or any later date. Such New Loan, if made, shall be deposited to account number _______ at __________. Such New Loan shall be used solely for the working capital requirements of the Borrower following the Distribution.

            (c) Obligations of the Borrower. Subject to and upon the terms and conditions of this Agreement, the Borrower hereby agrees to repay the Total Borrowings to the Lender on the earlier to occur of the due date therefor or the Maturity Date. The absolute and unconditional obligation of the Borrower to repay the Total Borrowings and interest thereon shall be evidenced by the Note. The Note shall include the following terms:

               (1) Amount. The face amount of the Note shall equal the Total Borrowings;

               (2) Term. The Note shall be dated as of the date hereof and shall mature and be due and payable in full on, or before (upon acceleration of the Note in accordance with the terms hereof), the Maturity Date;

               (3) Interest Rate. The Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at the Interest Rate;

               (4) Interest Payment Dates. Interest on the Note shall be due and payable on the first Business Day of each month, commencing on the Distribution Date and on the date the Total Borrowings are due whether by maturity, acceleration or otherwise (each an "Interest Payment Date");

               (5) Principal Payment. Other than as specified with respect to prepayments in Section 2.3 hereof, the Borrower shall pay to the order of the Lender, in lawful money of the United States of America, the aggregate unpaid principal amount of the Total Borrowings on the Maturity Date, without any action being taken on the part of the Lender and in accordance with Section 2.4 hereof; and

               (6) Convertibility. At any time during normal business hours following the date hereof, the Lender, at its sole option and discretion, upon five (5) days' prior notice to Borrower, shall be entitled to convert all or any part of the principal amount outstanding under the Note into Common Stock of the Borrower at the Conversion Price (the "Conversion Shares"). In the event that the Lender notifies Borrower of its decision to convert a portion only of such outstanding principal amount of the Note, the Borrower shall execute and deliver to Lender a new convertible secured promissory note, substantially similar to the Note and reflecting the reduced principal amount then due hereunder. Simultaneously with the delivery of such new convertible secured promissory note, the Borrower shall also deliver to the Lender the stock certificates representing the Conversion Shares. Upon the issuance of any Conversion Shares, the Obligations of the Borrower under the Note shall be satisfied to the full extent of the value of such Conversion Shares.

      Section 2.2 Interest on Overdue Payments; Default Rate. (a) If any payment of interest or principal is not paid when due for any period (after expiration of any applicable grace period), the interest rate for the applicable period shall be calculated at the Default Rate.

            (b) Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued interest as well as any other charges due the Lender hereunder or under the Note, shall bear interest from the date on which such amount shall have first become due and payable to the Lender (or, in the case of other charges due the Lender hereunder, five (5) Business Days after demand therefor by the Lender) to the date on which such amount shall be paid to the Lender (whether before or after judgment), at the Default Rate. Upon the occurrence and during the continuance of any Event of Default, any accrued and unpaid interest shall become and be absolutely due and payable to the Lender, on demand, at any time. Interest will continue to accrue until the Obligations are discharged (whether before or after judgment) in full.

      Section 2.3 Prepayments of Principal.

            (a) Mandatory Prepayments. The Borrower shall mandatorily and immediately prepay the Total Borrowings, in part or in full, to the extent applicable, in any and/or all of the following circumstances:

               (1) Upon any partial or full sale or encumbrance by the Borrower of any Collateral, the Borrower shall make a mandatory prepayment to Lender in an amount equal to the total amount realized from such sale or the value of such encumbrance;

               (2) Upon any sale of equity securities by the Borrower, the Borrower shall make a mandatory prepayment to the extent the net proceeds thereof exceed $500,000.00; and

               (3) Upon the realization by the Borrower of Excess Cash Flow, the Borrower shall make a mandatory prepayment in an amount equal to such Excess Cash Flow.

            (b) Voluntary Prepayments. The Borrower may voluntarily prepay, without premium or penalty, the Total Borrowings in part or in full at any time upon notice to the Lender of at least five (5) days prior to the specified prepayment date.

      Section 2.4 Time and Place of Payments. Notwithstanding anything in the Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or the Note shall be made directly by wire transfer to an account of the Lender at __________, or such other place as may be designated by the Lender, not later than 12:00 p.m. local time, on the due date of each such payment in immediately available funds.

      Section 2.5 Application of Funds. Notwithstanding anything in this Article 2 to the contrary, the funds received by the Lender shall be applied toward the Obligations as follows: first, to the payment of all fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Note or this Agreement at such time including, without limitation, all reasonable and necessary costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in the collection of the Obligations hereunder (including attorneys fees) or the exercise, protection, or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement, the Note, or any of the other Loan Documents and in and towards the provision of adequate indemnity to the Lender against all taxes or Liens which by law shall have, or may have priority over the rights of the Lender in and to such funds; second, to the payment of interest which shall be due and payable on the principal of the Note; third, to the payment of principal on the Note; and fourth, the surplus remaining (if any), to the Borrower or such other Person or Persons as may be determined by the Borrower or any court of competent jurisdiction.

      Section 2.6 Payments to be Free of Deductions. Each payment payable to the Lender under this Agreement or the Note, shall be made in accordance with
Section 2.4 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied as a result of any change in law or regulation or any change in the interpretation or application of any existing law by any political subdivision or any taxing or other authority therein, unless the Borrower is compelled by law to make any such deduction or withholding

                                   ARTICLE 3

                     SECURITY INTERESTS; FURTHER ASSURANCES

      Section 3.1 Grant of Security Interest. To secure the prompt payment and performance of all of the Obligations under the Loan Documents, the Borrower hereby grants to the Lender a continuing security interest in and assigns to the Lender all of the Borrower's assets or property whether real, personal or mixed, or tangible or intangible, wheresoever located, now owned or hereafter acquired by the Borrower, including without limitation, all Accounts, Certificated Securities, Chattel Paper, Contract Rights, Deposit Accounts, Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Security Entitlements, Uncertificated
Securities, Commercial Tort Claims, Software, Letter of Credit Rights and all Proceeds thereof (as each such defined term is defined in the UCC) and to the extent not included in the foregoing, all property and assets of any kind or description owned by Borrower, all of such assets and property being collectively hereinafter the "Collateral."

      Section 3.2 Other Collateral; Lien Perfection. Borrower shall promptly notify Lender in writing upon acquiring or otherwise obtaining any New Collateral and, upon the request of Lender, will promptly execute such other documents, and do such other acts or things deemed appropriate by Lender to deliver to Lender a perfected security interest in such Collateral. Borrower shall execute such UCC-1 financing statements as are required by the UCC and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby irrevocably authorizes Lender to execute and file any such financing statements, including, without limitation, financing statements that indicate the Collateral (i) as being all assets of Borrower or words of similar effect, or (ii) as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in
Section 3.1, on Borrower's behalf. The parties agree that a photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

      Section 3.3 Further Assurances. At Lender's request, Borrower shall promptly execute or cause to be executed and shall deliver to Lender any and all documents, certificates, instruments and agreements deemed necessary by Lender to give effect to, or carry out, the terms or intent of the Loan Documents, including, without limitation, the perfection of Lender's security interest in the Collateral and the issuance to Lender of the Conversion Shares in full or partial settlement of the Obligations.

      Section 3.4 Locations of Collateral. All Collateral, will at all times be kept by Borrower at the business locations set forth in Schedule 3.4 hereto and shall not, without the prior written approval of Lender, be moved therefrom.

      Section 3.5 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

                                   ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lender to enter into this Agreement and make the New Loan, the Borrower hereby represents and warrants to the Lender that:

      Section 4.1 Enforceable Obligations. This Agreement and the Note have been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance  with  their  terms,  except  as
enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      Section 4.2 No Legal Bar. Except as set forth on Schedule 4.2 attached hereto, the execution, delivery and performance of this Agreement, the Note, and the other Loan Documents and the consummation of the transactions contemplated thereby, will not (i) violate any Requirements of Law, or (ii) conflict with or result in a breach of the terms or provisions of, or constitute a default under, or (except as otherwise contemplated and required or permitted by any of the Loan Documents) result in the creation of any Lien, under any material contractual obligation of the Borrower.

      Section 4.3 Compliance with Laws; Licenses and Permits. The Borrower is in compliance with all Requirements of Law and possesses all licenses and permits required for the operation of the Collateral.

      Section 4.4 Location. Schedule 4.4 attached hereto lists the Borrower's exact legal name, principal place of business, and the Borrowers Organizational I.D. Number and federal tax identification number. The Borrower will not change any of the foregoing, absent Lender's prior written consent.

      Section 4.5 Organization and Qualification. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Schedule 4.5 hereto and in all other states and jurisdictions in which the failure of Borrower to be so qualified would have a material adverse effect on the financial condition, business or properties and assets of Borrower .

      Section 4.6 Corporate Power and Authority. Borrower is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders; (ii) contravene Borrower's articles or certificate of incorporation or by-laws; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties and assets may be bound or affected.

      Section 4.7 Solvent Financial Condition. Borrower is now and, after giving effect to the New Loan to be made hereunder, at all times will be, Solvent.

      Section 4.8 Taxes. Borrower has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income, properties and assets as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower are adequate for all years not closed by applicable statutes, and for its current fiscal year.

      Section 4.9 Litigation. Except as set forth on Schedule 4.9 hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower, or the business, operations, properties, assets prospects, profits or condition of Borrower. The Borrower is not in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

      Section 4.10 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default.

      Section 4.11 General Collateral Representation.

            (a) The Borrower is and at all times will be the sole owner of and have good title to the Collateral, free from all Liens, in favor of any Person other than the Permitted Liens, and has full right and power to grant the Lender a security interest therein. All information furnished to the Lender concerning the Collateral is and will be complete, accurate and correct in all respects when furnished;

            (b) No security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by the Borrower in favor of the Lender pursuant to this Agreement, or (ii) in respect of the items of Collateral subject to the Permitted Liens; and

            (c) The provisions of this Agreement are sufficient to create in favor of the Lender, from and after the date hereof, a valid and continuing lien on, and security interest in, the types of the Collateral hereunder in which a security interest may be created under Article 9 of the UCC. Financing Statements on Form UCC-1 have been duly executed on behalf of the Borrower and the description of such Collateral set forth therein is sufficient to perfect security interests in such Collateral in which a security interest may be perfected by the filing of financing statements under the UCC. When such financing statements are duly filed in the filing offices listed on Schedule 4.5(c) hereto, and the requisite filing fees are paid, such filings will be sufficient to perfect the security interests in such of the Collateral described in the financing statements as can be perfected by filing, which perfected security interests will be prior to all other Liens in favor of others and rights of others except for Permitted Liens, enforceable as such against creditors of and purchasers from the Borrower. All action necessary to protect and perfect a security interest in each item of the Collateral (excluding cash and cash equivalents not constituting Proceeds) in which a security interest may be perfected under Article 9 of the UCC has been duly taken, except that a security interest in cash and cash equivalents not in the possession of the Lender is not perfected.

      Section 4.12 Disclosure. No representation or warranty made by the Borrower in this Agreement or in any other document furnished or to be furnished from time to time in connection herewith or therewith contains or will contain any misrepresentation of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

      Section 4.13 Survival of Representations and Warranties. The foregoing representations and warranties are made by the Borrower with the knowledge and intention that the Lender will rely thereon, and shall survive the execution and delivery of this Agreement. Such representations and warranties shall be continuous in nature and shall remain accurate, complete and not misleading during the term of this Agreement, except for changes to which Lender consents in writing.

                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

      So long as any amount due on the Note remains outstanding and unpaid or any other Obligation is owing to the Lender, the Borrower agrees as follows:

      Section 5.1 Maintenance of Property; Insurance; Licenses. To the extent applicable, the Borrower shall keep the Collateral in good working order and condition, ordinary wear and tear excepted; maintain all workers' compensation insurance required by law; maintain with financially sound and reputable insurance companies insurance on the Collateral and liability insurance with respect to its activities against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business or use of Equipment similar to the Collateral, or, in case of an Event of Default which shall occur and be continuing, as the Lender may specify from time to time, with insurers and in amounts acceptable to the Lender; and furnish to the Lender, upon written request, full information as to the insurance carried. Such insurance, other than Workers' compensation insurance shall name the Lender as additional insured or loss payee, as the case may be.

      Section 5.2 Inspection of Property; Books and Records. The Borrower grants to the Lender, or its representatives, upon reasonable notice (or no notice if the Lender believes that an Event of Default has occurred and deems it necessary for the protection of the Collateral or its rights under this Agreement), full and complete access to the Collateral and all books of account, records, correspondence and other papers relating to the Collateral during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers and discuss the contents thereof and Borrowers business and financial condition and prospects with officers of the Lender.

      Section 5.3 Notices. The Borrower shall promptly give notice to the Lender of (i) any breach of any representation or warranty and (ii) the occurrence of any Default or Event of Default setting forth the details of the Default or Event of Default and any action taken or contemplated to be taken with respect to the same.

      Section 5.4 Collateral. The Borrower shall maintain the Collateral, as the same is constituted from time to time, free and clear of all Liens, except Permitted Liens; defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses (including reasonable attorney's fees) incurred in connection with such defense.

      Section 5.5 Further Documents. The Borrower shall execute such further documents and instruments and take such other action as to enable the Lender to cause the Lender's Lien to be noted on each document of ownership or title as to which evidence of the Lender's Lien is necessary or, in the Lender's or the Lender's counsel's opinion, advisable to be shown in order to perfect the Lender's Lien on the Collateral covered by such document.

      In addition, the Borrower shall promptly pay all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations or recordings.

      After the date hereof, at the request of the Lender, the Borrower shall pay, upon demand, all expenses (including reasonable attorneys' fees) incurred by the Lender in connection herewith and the other Loan Documents including, protecting the Collateral or exercising any rights in connection therewith.

      Section 5.6 Licenses and Permits. The Borrower shall maintain all licenses and permits applicable to the Collateral.

      Section 5.7 Financial Statements. The Borrower shall keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

          (i) not later than ninety (90) days after the close of each fiscal year of Borrower, unqualified, audited financial statements of Borrower as of the end of such year, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

          (ii) not later than thirty (30) days after the end of each quarter hereafter, including the last month of Borrower's fiscal year, unaudited, interim financial statements of Borrower as of the end of such quarter and of the portion of Borrower's financial year then elapsed, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the financial position and results of operations of Borrower for such period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

          (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports or other communications which Borrower has made available to its shareholders; and

          (iv) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to this Agreement, the Collateral or Borrower's financial condition, prospects or results of operations.

            Concurrently with the delivery of the financial statements described in clause (i) of this subsection 5.7, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements.

      Section 5.8 Projections. No later than thirty (30) days prior to the end of each fiscal year of Borrower, Borrower shall deliver to Lender financial projections of Borrower for the forthcoming three (3) years, year by year, and for the forthcoming fiscal year, month by month, with appropriate supporting documentation.

      Section 5.9 Conversion Shares. Any Conversion Shares issued hereunder shall, when issued, be duly and validly authorized, validly issued, fully paid and non-assessable and free of any Lien.

      Section 5.10 Other Information. The Borrower shall furnish to the Lender such other information and reports in form and substance satisfactory to the Lender as and when the Lender may from time to time reasonably request.

                                   ARTICLE 6

                               NEGATIVE COVENANTS

      The Borrower covenants and agrees with the Lender and warrants that, as long as the Total Borrowings shall remain unpaid:

      Section 6.1 Limitation on Liens. The Borrower shall not create, incur, assume or suffer to exist any Lien upon any of the Collateral, except for the Permitted Liens.

      Section 6.2 Limitation on Sale of Assets. The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of any of the Collateral, absent the written consent of the Lender and upon such sale or disposition, the proceeds thereof shall be paid to Lender.

      Section 6.3 Change of Locations. The Borrower shall not remove the Collateral from the location or jurisdiction set forth in Schedule 3.11; unless
(a) the Borrower gives the Lender prior written consent thereto (which consent shall not be unreasonably withheld); and (b) a financing statement covering such location of the Collateral is on file and of record in the appropriate governmental office creating a valid first lien and security interest in the Collateral in favor of the Lender.

      Section 6.4 Mergers; Consolidations; Acquisitions. The Borrower shall not merge or consolidate, with any Person; nor acquire, all or any substantial part of the properties or assets of any Person.

      Section 6.5 Loans. The Borrower shall not make any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person.

      Section 6.6 Total Indebtedness. The Borrower shall not create, incur, assume, or suffer to exist, any indebtedness, except:

          (i) Obligations owing to Lender;

          (ii) Indebtedness existing on the date of this Agreement and disclosed to Lender in writing;

          (iii) Accounts payable to trade creditors and current operating expenses which are not aged more than sixty (60) days from billing date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; and

          (iv) Indebtedness not included in paragraphs (i) through (iii) above which does not exceed at any time, in the aggregate, the sum of $250,000.00.

      Section 6.7 Capital Expenditures. The Borrower shall not make capital expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, exceed $250,000.00 during any fiscal year.

      Section 6.8 Operating Income. The Borrower shall have a quarterly Operating Income of not less than $250,000.00 and its annual Operating Income shall not be less than $100,000.00. In addition, Borrower shall provide to Lender promptly at the end of each fiscal quarter and year, as applicable, an analysis of the quarterly and/or annual operating income statements and all requested supporting documentation.

      Section 6.9 Dividends. The Borrower shall not make, pay or declare any dividend or other distribution on the Capital Stock of Borrower, absent Lender's prior written consent.


                                   ARTICLE 7

                         EVENTS OF DEFAULT AND REMEDIES

      Section 7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

            (a) Payments. Failure by the Borrower to pay any interest on the Note within five (5) Business Days of when it is due and payable or declared due and payable, as the case may be or failure by the Borrower to pay any principal on the Note on the date on which it is due and payable or declared due and payable, as the case may be.

            (b) Commencement of Bankruptcy or Reorganization Proceeding.

               (1) The Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

               (2) There shall be commenced against the Borrower any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of thirty (30) days; or

               (3) There shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

            (c) Assignments and Delegations. Any attempt by the Borrower to transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

            (d) Misrepresentations. Any representation or warranty herein or in any certificate or instrument finished by Borrower to Lender pursuant to this Agreement, proves to have been false or misleading in any material respect.

            (e) Covenants. Borrower fails to perform or observe any covenant or agreement contained herein or in any Loan Document and such failure continues unremedied ten (10) days from the date on which the Borrower first became aware of such failure.

            (f) Collateral. Any material loss, destruction or theft of any of the Collateral not fully covered by insurance.

            (g) Material Adverse Change. There shall occur any material adverse change in Borrower's financial condition or prospects.

            (h) Ownership. The stockholders of Lender, as of the Distribution Date, shall cease to own and control at least 51% of the issued and outstanding stock of Borrower.

            (i) Other Defaults. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its assets or property is bound, creating or relating to any indebtedness (other than the Obligations) if the payment or maturity of such indebtedness is accelerated in consequence of such event of default or demand for payment of such indebtedness is made.

      Section 7.2 Remedies. Upon the occurrence of an Event of Default described in this Article 7, the Lender, at its option, may:

            (a) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein or in any other agreement between the Borrower and the Lender, and

            (b) exercise all rights granted to a secured party under the Uniform Commercial Code or otherwise, provided, that upon the occurrence of an Event of Default described in Section 7.1(b) above, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, without notice of advertisement, to sell, lease, or otherwise dispose of all or any part of the Collateral in the name of the Borrower, or the Lender, or in the name of such other party as the Lender may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as the Lender, in its sole discretion, may deem advisable, and the Lender shall have the right to purchase at any such sale. If any such Collateral shall require rebuilding, repairing, maintenance or preparation, the Lender shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting such Collateral in such saleable form as the Lender shall deem appropriate. The Borrower agrees, at the request of the Lender but at Borrower's expense, to assemble such Collateral and to make it available to the Lender, at its direction, either at the Lender's place of residence, at the premises of the Borrower or such other place the Lender may direct and to make available to the Lender the premises and facilities of the Borrower for the purpose of the Lender's taking possession of, removing or putting such Collateral in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that ten
(10) Business Days' notice shall constitute reasonable notification and full compliance with the law. The net cash proceeds resulting from the Lender's exercise of any of the foregoing rights (after deducting all charges, costs and expenses including reasonable attorneys' fees) shall be applied by the Lender to the payment of the Obligations, whether due or to become due, as provided in
Section 2.5. The Borrower shall remain liable to the Lender for any deficiencies, and the Lender in turn agrees to remit to the Borrower, or its successors or assigns, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

      Section 7.3 Application of Proceeds. The Lender shall apply the proceeds of any disposition of the Collateral to the payment of the Obligations in accordance with the provisions of Section 2.5 hereof.

      Section 7.4 Set-Off. The Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived to the extent permitted by applicable law, to set-off and apply against the payment of the Obligations, whether matured or unmatured, any amount owing from the Lender to the Borrower at, or at any time after, the happening of any Event of Default, and such right of set-off may be exercised by the Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by the Lender prior to the making, filing or issuance, or service upon the Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant.

      Section 7.5 Rights Cumulative; Waiver. The rights, options and remedies of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender in accordance with the provisions hereof.

                                   ARTICLE 8

              COLLECTION OF COLLATERAL AND NOTICE OF ASSIGNMENT

      Section 8.1 Disclaimer of Liability. The Lender shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Collateral or any instruments received in payment thereof or for any damage resulting therefrom, unless caused by the Lender's willful acts or gross negligence. The Lender shall not be liable for or prejudiced by any loss, depreciation or other damage to the Collateral unless caused by the Lender's willful, malicious or gross negligence act, and the Lender shall have no duty to take any action to preserve or collect any of the Collateral.

                                   ARTICLE 9

                                  MISCELLANEOUS

      Section 9.1 Amendments and Waivers. The Borrower and the Lender may amend this Agreement or the Note, and the Lender may waive future compliance by the Borrower with any provision of this Agreement or the Note, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and the Borrower.

      Section 9.2 Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telex, telegraphic or telecopy notice, when sent, addressed as follows:

            If to the Lender:   Casual Male Retail Group, Inc.
                                 555 Turnpike Street
                                Canton, Massachusetts  02021
                                Attn:  General Counsel/Chief Financial Officer
                                Fax: _______________________

            If to the Borrower:     LP Innovations, Inc.
                                 330 Turnpike Street
                                Canton, Massachusetts  02021
                                Attn:  President/Chief Financial Officer
                                Fax: _______________________

      Notices of changes of address shall be given in the same manner.

      Section 9.3 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. Such consent may be refused for any reason or no reason at all. Any attempt by the Borrower to transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender will be null and void and shall constitute an Event of Default under Section 7.1. If the Lender transfers its Note and its rights under this Agreement, then the Lender shall be relieved and released from its obligations hereunder.

      Section 9.4 Collection Costs. All reasonable costs and expenses incurred by the Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, all reasonable out-of-pocket costs, all reasonable costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower, shall be paid by the Borrower to the Lender, upon demand, and the Lender may take judgment against the Borrower for all such costs, expense and fees in addition to all other amounts due from the Borrower hereunder.

      Section 9.5 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      Section 9.6 Governing Law. This Agreement and the Note and the rights and obligations of the parties under this Agreement and the Note is governed by, and shall be construed and interpreted in accordance with, the laws of the State of New York, without regard to New York choice of law provisions.

      Section 9.7 Consent to Jurisdiction. The Borrower hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of New York and of any federal court located in the said state in connection with any actions or proceedings brought against the Borrower by the Lender arising out of or relating to this Agreement, the Note or any other Loan Documents. The Borrower hereby waives and shall not assert in any such action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Borrower is not personally subject to the jurisdiction of any such court, (b) the Borrower is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to it or its property, (c) any such suit, action or proceeding is brought in an inconvenient forum, (d) the venue of any such suit, action or proceeding is improper, or (e) this Agreement, the Note or any Loan Document may not be enforced in or by any such court. In any such action or proceeding, the Borrower hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made as the Lender may elect, by certified mail directed to the Borrower at the location provided for notices to the Borrower under this Agreement or, in the alternative, in any other form or manner permitted by law. The Borrower hereby agrees that they will appear or answer any such summons, complaint, declaration or other process so served upon them within thirty (30) days after receipt of notice thereof. Any action brought by the Borrower in connection with this Agreement or the transactions contemplated hereby shall be brought in any state or federal court sitting in the State of New York. Anything hereinbefore to the contrary notwithstanding, the Lender hereof may sue the Borrower in the courts of any other country, state of the United States or place where the Borrower or any of the property or assets may be found or in any other appropriate jurisdictions.

      Section 9.8 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO MAKE CREDIT AVAILABLE TO THE BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT ITS ADVISORS AND COUNSEL, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

      Section 9.9 Other Waivers. The Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loan made or Previous Advances extended, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

      Section 9.10 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower at any time, after the occurrence of an Event of Default, and in either Borrower's or Lender's name, but at the cost and expense of Borrower act and perform under this Agreement and the other Loan Documents as the Lender sees fit in its sole discretion.

      Section 9.11 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any environmental laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this
Section 9.11 shall survive the payment in full of the Obligations and the termination of this Agreement.

      Section 9.12 Entire Agreement. This Agreement, the other Loan Documents and the Other Agreements, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

      Section 9.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

      IN WITNESS WHEREOF, the parties have duly executed this Loan and Agreement by their duly authorized officers as of the date first above written.


                                    LENDER:

                                    CASUAL MALE RETAIL GROUP, INC.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    BORROWER:

                                    LP INNOVATIONS, INC.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                       CONVERTIBLE SECURED PROMISSORY NOTE
                       -----------------------------------


$1,500,000.00                                                 New York, New York
                                                              ____________, 2002


      FOR VALUE RECEIVED, the undersigned, LP INNOVATIONS, INC. (the "Borrower"), a Nevada corporation, with its principal place of business at 330 Turnpike Street, Canton, Massachusetts 02021, hereby unconditionally promises to pay to the order of CASUAL MALE RETAIL GROUP, INC. (together with any successor or assign, the "Lender"), a Delaware corporation, with its principal place of business at 555 Turnpike Street, Canton, Massachusetts 02021, in lawful money of the United States of America and in immediately available funds, the principal amount of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) on the Maturity Date, or as much of such principal amount as shall be outstanding and unpaid on such Maturity Date. The Borrower further promises to pay interest, in lawful money of the United States of America and in immediately available funds on the unpaid principal balance of, and, in certain cases, on the unpaid interest due on, this Secured Promissory Note (the "Note") from time to time outstanding at the rate and computed in the manner provided in the Loan and Security Agreement (the "Loan Agreement"), dated as of ____________, 2002, between the Borrower and the Lender but in no event in excess of the maximum rate of interest permitted under applicable law. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

      This Note is the convertible secured promissory note referred to in the Loan Agreement, is secured as provided in the Loan Agreement, and the Lender is entitled to all the benefits thereof. The Borrower shall make when due any and all payments and prepayments (including mandatory prepayments on this Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the Lender to accelerate the unpaid balance hereof prior to the Maturity Date and, at its sole option, to receive Conversion Shares and all other obligations of the Borrower.

      The Borrower hereby waives any rights of set-off, diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence.

      This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by both parties.

      IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS NOTE, THE BORROWER KNOWINGLY AND VOLUNTARILY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO A TRIAL BY JURY AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF THE BORROWER AND INURE TO THE BENEFIT OF THE LENDER AND ITS SUCCESSORS

AND ASSIGNS. If any item or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

      IN  WITNESS  WHEREOF,   the  Borrower  has  executed  and  delivered  this
Convertible Secured Promissory Note on the date first above written.

                                          LP INNOVATIONS, INC.


                                          ---------------------------
                                          Name:
                                          Title:

                                       -2-